        Prudential Global Genesis Fund, Inc.
       Supplement dated December 31, 1996 to
Statement of Additional Information dated July 30, 1996

  The following information supplements "Investment Objective and Policies -- When-Issued and Delayed Delivery Securities."

  From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis; that is, delivery and payment can take place in the future after the date of the transaction. The Fund will make commitments for such when-issued or delayed delivery transactions only with the intention of actually acquiring the securities. The Fund's Custodian will maintain, in a separate account of the Fund, cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, having a value equal to or greater than the purchase commitments. If the Fund chooses to dispose of the right to acquire a when-issued or delayed delivery security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations. The Fund does not intend to have more than 5% of its net assets (determined at the time of entering into the transaction) involved in transactions on a when-issued or delayed delivery basis during the coming year.


  The following information supplements "Directors and Officers."

  Shareholders of record at August 9, 1996, voted at a shareholder meeting held on October 30, 1996 to elect each of Edward D. Beach, Stephen C. Eyre, Delayne Dedrick Gold, Robert F. Gunia, Don D. Hoff, Robert E. LaBlanc, Mendel A. Melzer, Richard A. Redeker, Robin B. Smith, Stephen Stoneburn and Nancy H. Teeters as Directors of the Fund.
MF136C-2 (12/31/96)